February 1, 2016

Dominion Midstream Partners Announces Fourth-Quarter 2015 Earnings

•	Generated $24.7 million distributable cash flow for fourth-quarter 2015
•	Declared $0.2135 per unit quarterly distribution, a 7 percent increase above third-quarter
•	Management affirms targeted 22% annual distribution growth through 2020

RICHMOND, Va. – Dominion Midstream Partners, LP (NYSE: DM) reported unaudited net income attributable to the partnership of $25.1 million, or $0.32 per common limited partner unit for the three months ended Dec. 31, 2015.  Adjusted earnings before interest, income taxes, depreciation and amortization (Adjusted EBITDA) was $23.6 million and distributable cash flow was $24.7 million for the quarter.

Dominion Midstream uses Adjusted EBITDA and distributable cash flow as the primary performance measurement of its earnings and results for public communications with analysts and investors.  Dominion Midstream also uses Adjusted EBITDA and distributable cash flow internally for budgeting, reporting to the Board of Directors and other purposes. Management believes Adjusted EBITDA and distributable cash flow provide a more meaningful representation of the company's financial performance.

QUARTERLY DISTRIBUTION
On Jan. 21, 2016, the Board of Directors declared a quarterly distribution of $0.2135 per unit, payable on Feb. 15, 2016, to unitholders of record at the close of business Feb. 5, 2016.

CONFERENCE CALL TODAY
Dominion Midstream and Dominion Resources will jointly host a fourth-quarter earnings conference call at 12 p.m. ET on Monday, February 1.  Dominion management will discuss its fourth-quarter financial results and other matters of interest to the financial community.

Domestic callers should dial (877) 410-5657.  The passcode for the conference call is "Dominion."  International callers should dial (334) 323-9872.  Participants should dial in 10 to 15 minutes prior to the scheduled start time.  Members of the media also are invited to listen.

A live webcast of the conference call, including accompanying slides, will be available on the company's investor information page at www.dommidstream.com/investors.

A replay of the conference call will be available beginning about 3 p.m. ET February 1 and lasting until 11 p.m. ET February 8.  Domestic callers may access the recording by dialing (877) 919-4059.  International callers should dial (334) 323-0140.  The PIN for the replay is 70708300.  Additionally, a replay of the webcast will be available on the investor information pages by the end of the day February 1.

ABOUT DOMINION MIDSTREAM
Dominion Midstream is a Delaware limited partnership formed by Dominion Resources, Inc., to grow a portfolio of natural gas terminaling, processing, storage, transportation and related assets.  It is headquartered in Richmond, Va. For more information about Dominion Midstream, visit its website at www.dommidstream.com.

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CONTACTS:     Media: Ryan Frazier, (804) 819-2521 or C.Ryan.Frazier@dom.com
                                        Financial analysts: Kristy Babcock, (804) 819-2492 or Kristy.R.Babcock@dom.com

Dominion Midstream Partners, LP
Schedule A - Selected Financial Data*
(Unaudited)

Three Months Ended		Year Ended
	December 31,	December 31,
	2015	2015
(millions)

Adjusted EBITDA	$ 23.6	$ 75.6
Adjustments to cash:
Plus: Other taxes	1.6	4.1
Plus: Deferred revenue	4.0	8.0
Less: Amortization of regulatory liability	(0.7)	(2.1)
Less: Maintenance capital expenditures	(3.4)	(9.4)
Plus: Transition costs funded by Dominion	-	0.7
Less: Interest expense and AFUDC equity	(0.5)	(1.4)
Plus: Non-cash director compensation	0.1	0.2
Distributable Cash Flow	$ 24.7	$ 75.7

Distributions:
Incentive distribution rights	0.2	0.2
Common unitholders	9.8	32.3
Subordinated unitholder	6.8	24.8
Total distributions	$ 16.8	$ 57.3

Coverage Ratio	1.47x	1.32x

* The notes contained in Dominion Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

See schedules C and D for reconciliations of non-GAAP measures.

Dominion Midstream Partners, LP
Schedule B - Consolidated Statements of Income*
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2015	2014	2015	2014
(millions, except per unit data)
Operating Revenue	$ 82.7	$ 67.5	$ 369.6	$ 313.3
Operating Expenses
Purchased gas	1.8	4.1	54.6	59.6
Other operations and maintenance	13.6	6.7	56.7	34.9
Depreciation and amortization	10.0	14.2	40.4	37.7
Other taxes	6.3	5.6	26.3	22.4
Total operating expenses	31.7	30.6	178.0	154.6
Income from operations	51.0	36.9	191.6	158.7
Earnings from equity method investee	6.6	-	6.6	-
Other income	0.4	0.1	1.0	-
Interest and related charges	0.3	-	0.6	-
Income from operations including noncontrolling interest before income taxes	57.7	37.0	198.6	158.7
Income tax expense	-	5.3	2.1	51.8
Net income including noncontrolling interest and DCG Predecessor	$ 57.7	$ 31.7	$ 196.5	$ 106.9
Less: Predecessor income prior to initial public offering on October 20, 2014	-	5.4	-	80.6
Less: Net income attributable to DCG Predecessor [1]	-	-	2.3	-
Net income including noncontrolling interest	57.7	26.3	194.2	26.3
Less: Net income attributable to noncontrolling interest	32.6	16.8	121.7	16.8
Net income attributable to partners	$ 25.1	$ 9.5	$ 72.5	$ 9.5

Net income attributable to partners' ownership interest
General partner's interest in net income	$ 0.2	$ -	$ (0.5)	$ -
Common unitholders' interest in net income	14.6	4.8	41.3	4.8
Subordinated unitholder's interest in net income	10.3	4.7	31.7	4.7

Net income per limited partner unit (basic and diluted)
Common Units	$0.32	$0.15	$1.08	$0.15
Subordinated Units	$0.32	$0.15	$1.00	$0.15

[1] Represents amounts for the period from January 31, 2015 through March 31, 2015.

* The notes contained in Dominion Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Midstream Partners, LP
Schedule C - Reconciliation of EBITDA and Adjusted EBITDA to Net Income
(Unaudited)

The following table presents a reconciliation of EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial measure for each period.

	Three Months Ended	Year Ended
	December 31,	December 31,
	2015	2015
(millions)
Net income including noncontrolling interest and DCG Predecessor	$ 57.7	$ 196.5
Add:
Depreciation and amortization	10.0	40.4
Interest and related charges	0.3	0.6
Income tax expense	-	2.1
EBITDA	$ 68.0	$ 239.6
Distributions from equity method investee	2.6	2.6
Less:
Earnings from equity method investee	6.6	6.6
EBITDA attributable to DCG Predecessor [1]	-	5.7
EBITDA attributable to noncontrolling interest	40.4	154.3
Adjusted EBITDA	$ 23.6	$ 75.6

[1] Represents amounts for the period from January 31, 2015 through March 31, 2015.

* The notes contained in Dominion Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Midstream Partners, LP
Schedule D - Reconciliation of Distributable Cash Flow to Net Cash from Operating Activities*
(Unaudited)

The following table presents a reconciliation of distributable cash flow to the most directly comparable GAAP financial measure for the three and twelve month periods ended December 31, 2015.

Three Months Ended		Year Ended
	December 31,	December 31,
	2015	2015
(millions)
Net cash provided by operating activities	$ 47.9	$ 243.5
Less:
Cash attributable to noncontrolling interest	25.5	154.4
Cash attributable to DCG Predecessor [1]	-	10.4
Other changes in working capital and noncash adjustments	1.2	(3.1)
Adjusted EBITDA	23.6	75.6
Adjustments to cash:
Plus: Other taxes	1.6	4.1
Plus: Deferred revenue	4.0	8.0
Less: Amortization of regulatory liability	(0.7)	(2.1)
Less: Maintenance capital expenditures	(3.4)	(9.4)
Plus: Transition costs funded by Dominion	-	0.7
Less: Interest expense and AFUDC equity	(0.5)	(1.4)
Plus: Non-cash director compensation	0.1	0.2
Distributable cash flow	$ 24.7	$ 75.7

[1] Represents amounts for the period from January 31, 2015 through March 31, 2015.

* The notes contained in Dominion Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

HOW WE EVALUATE OUR OPERATIONS
Subsequent to the acquisition of DCG, we define distributable cash flow as Adjusted EBITDA less maintenance capital expenditures, less interest expense and adjusted for known timing differences between cash and income.  All periods presented have been calculated to reflect a consistent approach.